UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2019

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Evansville, Indiana	47708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 464-1294

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

The Board of Directors (the “Board”) of Old National Bancorp (the “Company”) on April 16, 2019, voted to approve an amendment to the Company’s current Articles of Incorporation (the “Articles Amendment”).  The Articles Amendment provides that any provision to the By-Laws of the Company may be added, altered, amended or repealed by the affirmative vote of not less than a majority of all votes entitled to be cast by the Company’s shareholders on the matter at any meeting of the shareholders, provided that the proposed addition, alteration, amendment, or repeal is contained in the notice of such shareholder meeting.

The Articles Amendment will be submitted to a vote of the shareholders of the Company at the next annual or special meeting of the shareholders following the 2019 annual meeting of the shareholders.  Upon approval of the Articles Amendment and filing with the Indiana Secretary of State, the shareholders of the Company will have the right to propose amendments to the By-Laws for approval at a duly called annual meeting or special meeting of shareholders, provided that any such proposal must be submitted in compliance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

The Articles Amendment will not be effective until approved by the shareholders and filed with the Indiana Secretary of State.  At such time, the By-Laws of the Company will be amended to be consistent with the provisions of the Articles of Incorporation related to amendments to the By-Laws.

A redline copy of the Company’s Articles of Incorporation, marked to show the Articles Amendment, is attached herewith as Exhibit 3.2 and is incorporated herein by reference.

The foregoing description of the Articles Amendment does not purport to be complete and is qualified by reference to the full text of the Articles Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amendment to the Articles of Incorporation of Old National Bancorp.
3.2	Redline of the Articles of Incorporation of Old National Bancorp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2019

OLD NATIONAL BANCORP

By:	/s/ Jeffrey L. Knight
Jeffrey L. Knight
EVP, Chief Legal Counsel and Corporate Secretary

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